TRADEMARK LICENSE AGREEMENT
(AMERICAS - GOODYEAR BRAND)
THIS TRADEMARK LICENSE AGREEMENT (this “Agreement”), dated April 1, 2011 (the “Effective Date”), is made and entered into by and among The Goodyear Tire & Rubber Company, an Ohio corporation (“Goodyear”), Goodyear Canada Inc., an Ontario corporation and a subsidiary of Goodyear (“Goodyear Canada”), on the one hand, and Titan International, Inc., an Illinois corporation (“Licensee”), on the other hand. Each of Goodyear and Goodyear Canada are sometimes referred to herein as a “Licensor” and collectively as the “Licensors.” Each Licensor and Licensee is sometimes referred to herein as a “Party” and collectively as the “Parties.”
RECITALS

A.
Goodyear and Titan Tire Corporation, an Illinois corporation (“Buyer”), are parties to the Purchase Agreement - Latin America, dated as of December 13, 2010, by and among Goodyear and Buyer (the “Purchase Agreement”);

B.	Pursuant to the Purchase Agreement, Goodyear or an Affiliate sold to Buyer certain assets located in South America associated with the manufacture, distribution and sale of Farm Tires;

C.
On December 28, 2005, Goodyear and Buyer entered into a Trademark License Agreement under which Goodyear granted Buyer a license to use certain marks in connection with the manufacture, distribution and sale of farm tires in North America (the “2005 Trademark License”);

D.
The Parties desire to terminate and supersede the 2005 Trademark License and the Bilateral Supply Agreement dated as of December 28, 2005, as amended and restated, between Goodyear and Buyer (the “2005 Supply Agreement”).

E.
Licensors together own all of the Licensed Marks identified on Exhibit A-1 and Exhibit A-2 and own or otherwise have the right to license the Licensed Marks identified on Exhibit A-3 attached hereto, which Licensed Marks have been used by Licensors in connection with the Business;

F.	Pursuant to the terms and conditions of the Purchase Agreement, Goodyear and Licensee are obligated to execute and deliver this Agreement; and

G.
With this Agreement, Licensee has agreed to acquire and Licensors have agreed to grant a license to use the Licensed Marks in North America and South America, subject to the tern1s and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises and obligations contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1	Terms and Conditions. Terms used in this Agreement shall have the following meanings:

“2005 Trademark License” has the meaning set forth in the Recitals. “2005 Supply Agreement” has the meaning set forth in the Recitals.
“Affiliate” means, with respect to any person, at the time in question, any other person controlling, controlled by or under common control with the person. For purposes of this definition, “control” (including, but not limited to, the terms “controlling,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.
“Business” means the manufacture, distribution and sale of Farm Tires in the jurisdictions listed on Exhibit B by Goodyear and its Affiliates.
“Business Day” means any day other than Saturday or Sunday on which commercial banks are not required or authorized by law to close in the City of New York, State of New York, USA.

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

“Buyer” has the meaning set forth in the Recitals.
“Change of Control” means the occurrence of any of the following events unless Licensors consent in advance: (1) a Person acquires direct or indirect beneficial ownership (as defined in the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder) of more than fifty (50%) percent of the outstanding voting securities of Licensee or its direct or indirect parent (each, a “Parent”), or (2) the shareholders of Licensee approve, or Licensee otherwise effects, enters into or approves, (A) a merger or consolidation of Licensee with or into any other Person, (B) an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the assets of Licensee or Parent, (C) a plan of complete liquidation of Licensee or Parent or (D) any transaction similar to any of the foregoing, other than, in the case of both (2)(A) and (2)(B) above, a merger, consolidation or sale that would result in the voting securities of Licensee or Parent outstanding immediately prior thereto controlling or continuing to represent, directly or indirectly, either by remaining outstanding or by being converted into equity securities of the surviving Person, at least fifty percent (50%) of the total outstanding voting securities of Licensee, Parent or the surviving Person outstanding immediately after such transaction.
“Confidential Information” means proprietary information of the Parties related to the Licensed Marks or the manufacture, sale or delivery of Licensed Products or which the providing Party can demonstrate was provided in connection with this Agreement, including but not limited to: (i) price, quantity and technical information relating to products, equipment and manufacturing methods of the Parties; (ii) the Parties’ manufacturing and other costs; (iii) either Party ‘s business plans, strategies and projections, and all other business statistics; (iv) any list of customers of a Party; (v) passwords and other security information permitting access to either Party’s data processing systems; (vi) business and logistics methods and procedures used by the Parties; (vii) other data processing systems information that the Parties have exchanged during the negotiation of, and will later exchange during the term of, this Agreement; and (viii) trade secrets, know-how, drawings, designs, data, inventions, processes, procedures, formulas, specifications, and the like.
Confidential Information does not include information: (i) the recipient’s files and records establish as having been in its possession at the time the information was received; (ii) which is publicly available at the time it is disclosed to the recipient by the discloser or which later becomes so available other than as a result of the recipient’s action or inaction; (iii) which becomes known to the recipient from a third party who has the right to disclose such information without breach of an obligation of trust or confidence to the discloser; (iv) which is disclosed by the recipient with the other party’s prior written approval; or (v) which is required to be disclosed under applicable Law, provided that the Party subject to the requirement of disclosure complies with Section 13.2.
“Customer Inquiries” has the meaning set forth in Section 8.8. “Earned Royalties” has the meaning set forth in Section 4.3.
“Effective Date” has the meaning set forth in the first paragraph.
“Farm Tires” means the tires described in Goodyear’s Farm Tire Handbook 2003 (excluding the specific tires set forth on Schedule A of the Purchase Agreement) and the additional tires listed on Schedule B of the Purchase Agreement. Copies of those schedules are attached hereto as Exhibit C.
“Farm Tire Supply Agreement (Colombia)” means the Farm Tire Supply Agreement (Colombia) entered into on _____________, 2010, between [Goodyear] and [Licensee], under which Goodyear or its Affiliates supply Farm Tires to [Licensee].
“Force Majeure” has the meaning set forth in Section 16.1.
“Goodyear” has the meaning set forth in the first paragraph.
“Goodyear Canada” has the meaning set forth in the first paragraph.
“Goodyear Trademarks” means those Licensed Marks identified on Exhibit A-1 and Exhibit A-2 consisting of any one or more of:

(i)	the word GOODYEAR,

(ii)	the winged foot design, or

(iii)	the blimp design.

“Governmental Authority” means any federal, state, local or foreign government, governmental, regulatory or administrative authority, agency or commission, or any court, tribunal or judicial or arbitral body of the United States or any country.

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

“Infringement” has the meaning set forth in Section 7.1(b).
“Initial Term” has the meaning set forth in Section 3.1.
“Law” means any law, rule, regulation, order or other requirement of or issued by any Governmental Authority, in each case as from time to time amended or replaced.
“Licensed Marks” means all of the trademarks identified on Exhibit A-1 and Exhibit A-2, which exhibits may be amended from time to time as provided herein, the Unregistered Marks and any and all names, symbols, designs and other insignia which include the Licensed Marks identified in Exhibit A-1 and Exhibit A-2 or the Unregistered Marks identified in Exhibit A-3 that are embedded in the tire molds transferred to Licensee under the Purchase Agreement and the Asset Purchase Agreement, dated as of February 28, 2005, by and among the Goodyear Parties (as defined therein) and Licensee. For the avoidance of doubt, trademarks owned by Licensee or its Affiliates are not Licensed Marks.
“Licensed Products” means Farm Tires that (a) bear one or more Licensed Marks, and/or (b) are packaged, advertised, promoted, or marketed in conjunction with the Licensed Marks such that a reasonable purchaser would understand the Farm Tires to be those offered by, endorsed by, affiliated with, or sponsored by Licensors; provided, however, that “Licensed Products” does not include any product or service, or portion of a product, that happens to be combined with Farm Tires (by way of example and not limitation, Licensed Products does not include the wheel on which the Farm Tire is mounted and does not include the services of mounting the Farm Tire on the wheel, but would only include the Farm Tire). For the avoidance of doubt, some of the products identified in the column “Application/Registration” on Exhibit A-1 and Exhibit A-2 are not Licensed Products.
“Licensed Territory” means, for each Licensed Mark, only the country or countries in which such Licensed Mark is currently registered and/or filed, as identified on Exhibit A-1 or Exhibit A-2.
“Licensee” has the meaning set forth in the first paragraph.
“Licensee-Made Licensed Products” means Licensed Products manufactured by the Licensee or its Affiliates.
“Licensee Permitted Users” has the meaning set forth in Section 2.5.
“Licensor” or “Licensors” has the meaning set forth in the first paragraph.
“Licensor-Made Licensed Products” means Licensed Products manufactured by a Licensor or its Affiliates.
“Minimum Guarantee” has the meaning set forth in Section 4.4.
“Net Sales” means the gross amount invoiced to customers by Licensee or its Affiliates (but excluding the gross amount invoiced to a Licensor or its Affiliates) for sales of the Licensed Products in the Licensed Territory, less only (a) returns actually made and credited as properly supported by documentation (provided, however, that returns shall not exceed ****** in any calendar quarter), (b) the deductions described in Exhibit D hereto, and (c) the gross amount invoiced to customers by Licensee or its Affiliates for sales of the Licensed Products bearing the Unregistered Marks and no other Licensed Marks.
“Notice” has the meaning set forth in Section 17.1.
“Other Intellectual Property” has the meaning set forth in Section 2.6.
“Party” or “Parties” has the meaning set forth in the first paragraph.
“Pre-Paid Royalty” has the meaning set forth in Section 4.1.
“Purchase Agreement” has the meaning set forth in the Recitals.
“Related Agreements” has the meaning set forth in the Purchase Agreement.
“Renewal Term” has the meaning set forth in Section 3.4.
“Return Rate” has the meaning set forth in Section 8.6.
“Tax” or “Taxes” means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance,

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

stamp, occupation, premium, windfall profits, environmental (including taxes under Tax Code §59A), customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.
“Taxing Authority” means any applicable Governmental Authority responsible for the imposition of Taxes.
“Technology Agreement” means the Americas Farm Patent and Know-How License Agreement between Goodyear and Licensee dated as of __________, 2010.
“Term” has the meaning set forth in Section 3.4.
“Unregistered Marks” means all of the trademarks identified on Exhibit A-3, which exhibit may be amended from time to time as provided herein.

1.2	Other Definitions. Capitalized terms used and not otherwise defined in this Agreement shall have the definition set forth in the Purchase Agreement.

ARTICLE 2

TERMS AND CONDITIONS
GRANT OF LICENSE

2.1	Grant.

(a)	Nature and Scope of Grant

(i)
Goodyear grants to Licensee the right to use the trademarks identified on Exhibit A-1 and Exhibit A-3 in the applicable Licensed Territory upon or in relation to the Licensed Products and to grant sublicenses to Licensee’s Affiliates in the applicable Licensed Territory, provided that Licensee shall cause all such Affiliates granted a sublicense hereunder to comply with the provisions herein.

(ii)
Goodyear Canada grants to Licensee the right to use the trademarks identified on Exhibit A-2 in the applicable Licensed Territory upon or in relation to the Licensed Products and to grant sublicenses to Licensee’s Affiliates in the applicable Licensed Territory, provided that Licensee shall cause all such Affiliates granted a sublicense hereunder to comply with the provisions herein.

(iii)	Licensors covenant that they shall not use the Licensed Marks in the Licensed Territory for the Licensed Products, and that any use is limited solely as set forth in Section 2.12.

(iv)	The grant of rights in the Licensed Marks is transferable as permitted by this Agreement.

(v)
Licensee may engage subcontractors in connection with the operations of its business and, to the extent the use of such subcontractors involves use of the Licensed Marks, the grant of rights in Section 2.1(a)(i) and (ii) includes the use by such subcontractors. Such use shall be under the supervision and control of Licensee and Licensee shall remain responsible to Licensors for proper use of the Licensed Marks by such subcontractors. Use by subcontractors is not a sublicense and is not use by an Affiliate.

(vi)
Licensors acknowledges that this grant of rights in the Licensed Marks is in connection with, and is material to, Licensee’s purchase of the Business. Each Licensor represents that this Agreement does not conflict with any existing security agreement or credit agreement to which it is a party. If Licensors enter into a new credit facility or materially amend their existing credit facility, they shall ask the lenders to acknowledge in the new credit agreement or amendment that the lenders will not foreclose on or otherwise affect Licensee’s rights with respect to this Agreement in connection with any enforcement of the lenders’ rights if Licensee is in compliance with all material provisions of this Agreement.

The grant of rights in this Section 2.1 is in addition to the permitted uses set forth elsewhere in this Agreement, including Sections 2.4 and 2.5.

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

(b)
All rights not specifically granted to Licensee under this Section 2.1 are reserved by Licensors. Subject to Section 2.1(a)(vi), nothing in this Agreement shall restrict Licensors’ current or future commitments under secured lending or financing arrangements pledging the Licensed Marks as collateral under such obligations and Licensee acknowledges that the Licensed Marks are subject to liens and encumbrances, the terms of which may be amended from time to time, arising as a result of such obligations.

2.2	2005 Trademark License; 2005 Supply Agreement. The Parties acknowledge and agree that this Agreement terminates and supersedes the 2005 Trademark License and the 2005 Supply Agreement.

2.3	Specifically Prohibited Uses of the Licensed Marks. Unless expressly authorized by this Agreement, Licensee will not use any of the Licensed Marks or any confusingly similar terms or marks:

(a)	in any corporate names, trade names, business names, domain names or URLs,

(b)	in connection with any service or repair other than the service or repair to the Licensed Products bearing the applicable Licensed Marks, or

(c)	in the white pages of telephone and other business directories.

2.4
Permitted Use of the Licensed Marks in Advertising and Distribution. Subject to Sections 2.3 and 8.3, Licensee shall be entitled to use the Licensed Marks in the Licensed Territory to advertise, describe, solicit, demonstrate, sell, distribute, manufacture, package and otherwise promote the sale, repair and service of the Licensed Products in all media now known or later developed. At no time shall Licensee use the Goodyear Trademarks without the descriptive terms comprising the Licensed Products (e.g., “Goodyear Farm Tires”), provided however that Licensee shall not use the term “Goodyear Tires.”

2.5
Use by Persons in the Distribution Network. In addition to the limited right to sublicense granted to Licensee in Section 2.1 and subject to the terms of this Section 2.5, Licensee’s dealers, distributors, resellers and others in Licensee’s distribution network of the Licensed Products (together with Licensee’s Affiliates, the “Licensee Permitted Users”) may use the Licensed Marks in connection with the sale, repair, service, promotion, marketing, advertising, and distribution of the Licensed Products within the applicable Licensed Territory during the Term; provided that, none of Licensee’s Affiliates or any other Licensee Permitted User may use any Licensed Mark in a way that Licensee would be prohibited from using such Licensed Mark pursuant to the terms of this Agreement.

2.6	[Intentionally Omitted]

2.7
No Other Right To Licensed Marks or Licensors’ other Intellectual Property. This Agreement conveys to Licensee no rights with respect to the Licensed Marks other than as specifically set forth herein. Licensee acknowledges that Licensors are the owners of certain trademarks, trade dress, copyrights, design patents, utility patents, trade secrets and other intellectual property rights that are not included in the Licensed Marks (“Other Intellectual Property”). Licensee understands and agrees that this Agreement does not give Licensee authorization to use the Other Intellectual Property in any manner whatsoever, nor does this Agreement grant to Licensee rights to the intellectual property of any other party.

2.8
Renewal and Maintenance Costs. Licensors shall maintain the registration of the Licensed Marks that are in existence on the Effective Date during the Term at Licensors’ sole cost and expense. Notwithstanding the terms of this Section 2.8, Licensee shall reimburse Licensors for governmental fees and reasonable legal expenses Licensors incur to maintain or renew any Licensed Mark exclusively related to the Business. If, during the Term of this Agreement, a Licensor elects to cease its use of a Licensed Mark and determines to let the registration for such Licensed Mark lapse or to cease paying continuation, renewal or similar fees with respect to such Licensed Mark, Goodyear, on behalf of the Licensors, shall notify Licensee in writing of such determination (prior to the expiration or lapse of the registration of such Licensed Mark) and, for a period of 30 days following receipt of such notice, Licensee shall have the right to notify Goodyear in writing of Licensee’s desire to have such Licensed Mark assigned to Licensee, at Licensee’s expense but for no additional consideration to Licensors. From and after Licensee’s receipt of notice from Goodyear as contemplated above, Licensors shall have no further obligation to maintain or renew the registration for such Licensed Mark and Licensee shall be responsible for all costs associated with its continuing use of such Licensed Mark. Licensee shall provide Licensors with such reasonable assistance as Licensors may require in renewing and maintaining the Licensed Marks at Licensee’s expense.

2.9
Licensee’s Use of Own Name. Nothing in this Agreement limits the right of Licensee to use its own name on or in connection with the Licensee-Made Licensed Products so as to accurately identify itself as the manufacturer of the Licensed

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

Products, including but not limited to the phrase “MADE BY TITAN” or “MANUFACTURED BY TITAN” or other such accurate description of source.

2.10	No Grant of Conflicting Rights. Subject to:

(a)	the rights reserved under Section 2.12;

(b)
the authorization granted to ANLAS Anadolu Lastik San ve Tic AS and Alliance Tire Company pursuant to off take agreements under which such entities provide tires bearing the Licensed Marks only to Goodyear and its Affiliates, as described with particularity on Exhibit E hereto; and

(c)	the rights, including security interests, of persons that have heretofore provided, or that may, from time to time after the date hereof, provide financing to one or more of the Licensors, each Licensor agrees that it will not, during the Term hereof, grant any license to any person to use the Licensed Marks with respect to Licensed Products (or products identical to the Licensed Products) in the Licensed Territory.

2.11	[Intentionally Omitted]

2.12
Licensors’ Rights within the Licensed Territory. Except for tires owned by Licensors or their Affiliates on the Closing Date, and except for tires mounted on original equipment vehicles outside the Licensed Territory or tires manufactured within the Licensed Territory for sale outside the Licensed Territory, tires furnished or sold by Licensors to Licensee or its Affiliates under the Farm Tire Supply Agreement (Colombia) and tires the ownership or sale of which is permitted under the Purchase Agreement, Licensors agree that they possess no right to sell the Licensed Products (a) themselves, (b) to exporters, or (c) directly or indirectly to others for resale or reshipment within the Licensed Territory. If Licensors or their Affiliates become aware that any party to whom they sell the Licensed Products intends to sell or ship, or is selling or shipping directly or indirectly, the Licensed Products into the Licensed Territory, Licensors shall take all necessary actions which are legally permissible to prevent such sales or shipments.

2.13
Licensee’s Rights Outside Licensed Territory. Except for tires mounted on original equipment vehicles within the Licensed Territory, Licensee agrees that it possesses no rights to sell the Licensed Products (a) itself, (b) to exporters, or (c) directly or indirectly to others for resale or reshipment outside the Licensed Territory. If Licensee becomes aware that any party to whom it sells the Licensed Products intends to sell or ship, or is selling or shipping directly or indirectly, the Licensed Products outside of the Licensed Territory, Licensee shall take all necessary actions which are legally permissible to prevent such sales or shipments.

2.14
Modifications to Licensed Marks. Licensors will not discontinue the GOODYEAR word mark during the Term. In the event Licensors modify the format of the GOODYEAR word or design mark, Licensee will modify molds as they are replaced. Licensee shall be authorized to sell goods bearing the earlier versions of the GOODYEAR word or design mark subsequent to such modifications for a period not to exceed five years.

2.15
Notice Requirements for Licensed Marks. Licensee shall take the following actions with respect to the marketing of the Licensed Products or the registration, renewal or evidence of use of the Licensed Marks to protect Licensors’ rights in the Licensed Marks, and Licensors shall cooperate with Licensee in its compliance with this Section 2.15. Licensee’s actions shall include:

(a)	notwithstanding Article 13, recording this Agreement in applicable trademark offices, in a short form to the extent possible;

(b)	providing affidavits of Licensee’s rights as reasonably requested by Licensors;

(c)
affixing on Licensed Products and all materials used in the advertising, packaging, sale and distribution thereof all notices required under applicable law or reasonably requested by a Licensor, including the use of symbols ® and TM as appropriate (or the comparable symbols of a local jurisdiction), affixing language to indicate the existence of the licensing arrangement with Licensors, and to provide any other reasonable notice requested by Licensors on Licensed Products using the Licensed Marks; and

(d)
providing any other reasonable assistance and cooperation requested by the Licensors; provided that, in the case of this subsection (d), Licensors shall reimburse Licensee’s reasonable out-of-pocket expenses.

2.16	OEM Customers.

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

(a)
Licensee for itself and its Affiliates hereby grants to Licensors the right to allow original equipment manufacturers to import into any country in the Licensed Territory vehicles fitted outside the Licensed Territory with any Licensed Products manufactured, distributed, and or sold by Licensors or Licensors’ Affiliates. Further, Licensee will not object to the import of such original equipment vehicles into the Licensed Territory.

(b)
Licensors for themselves and their Affiliates hereby grant to Licensee the right to allow original equipment manufacturers to import into any country outside the Licensed Territory vehicles fitted in the Licensed Territory with any Licensed Products manufactured, distributed, and/or sold by Licensee or Licensee’s Affiliates. Further, Licensors will not object to the import of such original equipment vehicles to any country outside the Licensed Territory.

ARTICLE 3
TERM

3.1
Initial Term. This Agreement shall be effective as of the Effective Date and shall expire on the seventh anniversary of the Effective Date unless sooner terminated under operation of Law or in accordance with the terms and conditions herein (the “Initial Term”).

3.2	Contract Periods. Contract Period one begins on the Effective Date and ends twelve months later. Each consecutive twelve-month period thereafter shall be deemed a Contract Period.

3.3
Notice of Termination. Either Goodyear or Licensee may in their respective sole discretion terminate this Agreement by giving written notice of termination to the other Party not less than three years before the end of any Contract Period beginning with Contract Period four.

3.4	Renewal Term. The term of this Agreement shall automatically extend for one additional seven year period (the “Renewal Term” and together with the Initial Term, the “Term”) unless:

(a)	Licensee provides written notice to Goodyear of its intent not to extend the term of this Agreement for the Renewal Term at least twelve months before the seventh anniversary of the Effective Date; or

(b)	the Agreement has been terminated pursuant to Section 3.3 or Section 11.1.

ARTICLE 4

ROYALTY

4.1
Pre-Paid Royalty. The Parties hereby agree that a portion of the Purchase Price paid by Licensee under the Purchase Agreement has been allocated by the Parties as an up-front, one-time, payment of royalties (the “Pre-Paid Royalty”) by Licensee to Licensors for use of the Licensed Marks in connection with Licensed Products for the Initial Term as contemplated herein. The Pre-Paid Royalty is subject to a Pre-Paid Royalty Adjustment as defined in the Technology Agreement.

4.2	[Intentionally Omitted]

4.3
Royalty During Renewal Term. In each Contract Period during the Renewal Term, Licensee shall pay to Goodyear a ****** royalty based on the Net Sales of all Licensed Products sold (the “Earned Royalties”). For purposes of this Agreement, a Licensed Product shall be considered sold on the date upon which such Licensed Product is billed, invoiced, shipped, or paid for, or when title passes to the buyer, whichever occurs first.

4.4	Minimum Guarantee.

(a)
During the Renewal Term, Licensee shall pay to Goodyear the minimum guaranteed royalties specified in this Section 4.4 (“Minimum Guarantee”). For each Contract Period during the Renewal Term, the Minimum Guarantee shall be ******.

(b)	******

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

4.5
No Deductions. Unless specified otherwise in the definition of Net Sales, computation of Net Sales (including the computation of the gross price invoiced to customers) shall not include deductions for returns greater than ******, uncollectible accounts, new store allowance(s), advertising allowance(s), co-op allowance(s), costs incurred in the manufacture, sale, distribution, advertising, promotion, or exploitation of the Licensed Products, or any indirect or overhead expense of any kind whatsoever. Similarly, such deductions and costs shall not be deducted from gross sales or Earned Royalties.

4.6
Sales to Licensee’s Affiliates and No Charge Sales. If Licensee (a) sells or provides the Licensed Products to third parties at no charge or less than the regular price charged to similar third parties in the same or similar locality or (b) sells or provides Licensed Products to entities affiliated with Licensee, or in any way directly or indirectly related to or under the common control of Licensee, at no charge or less than the regular price charged to similar parties in the same or similar locality, the Earned Royalties shall be computed on the basis of the regular price charged to other parties; provided, however, that this Section shall not apply to any Contract Period where the value of such sales or provision of Licensed Products would amount to $50,000 or less.

ARTICLE 5

STATEMENTS AND PAYMENTS

5.1	Statements.

(a)
Statement Content. Within 30 days following the last day of each calendar quarter, Licensee shall furnish to Goodyear a complete and accurate statement (in the format attached as Exhibit F) of sales of Licensed Products by Licensee and its Affiliates during the preceding calendar quarter. Such statement shall be certified as accurate by Licensee’s Chief Financial Officer and shall indicate the following for each Licensed Product by country: (a) a description of the Licensed Product, including SKU number; (b) gross sales price of the Licensed Product; (c) the number of units sold; (d) any itemized deductions from gross sales price which are expressly permitted hereunder; (e) Net Sales of the Licensed Product distributed and/or sold by Licensee during the quarter; and (f) aggregate returns made and credited during the preceding calendar quarter.

(b)
Statement Requirements. Such statements shall be submitted whether or not any sales of the Licensed Products occurred during the preceding calendar quarter. The receipt or acceptance by Goodyear of any of the statements furnished pursuant to this Agreement shall not preclude Goodyear from auditing, questioning or objecting to the accuracy of such statements at any time. If any inconsistencies or mistakes are discovered in such statements, they shall immediately be rectified.

5.2	Inspection of Records.

(a)
Inspection. Licensee shall keep complete, accurate, and verifiable books and records at its principal place of business showing all transactions relating to this Agreement. Such books and records shall include numerically sequenced invoices. Goodyear or its duly authorized representatives shall have the right, upon no less than five Business Days’ notice, and during normal business hours, to inspect Licensee’s books and records and all other documents and material in the possession of or under the control of Licensee in order to verify the accuracy of Licensee’s sales reports. Goodyear shall have access thereto for such purposes and shall be permitted to make copies thereof. In the absence of any intentional misconduct by Licensee, Goodyear shall be entitled only to contest Licensee’s payments under this Agreement for the then-current Contract Period plus one (1) previous Contract Period.

(b)
Maintenance After Expiration. For each Contract Period, all books and records relative to Licensee’s obligations hereunder shall be maintained and kept accessible and available to Goodyear for inspection for at least three years after the conclusion of that Contract Period.

5.3	Payment.

(a)
Payment Requirements. During the Renewal Term, Licensee shall remit within 30 days following the last day of each calendar quarter, together with the statement required for that quarter, a payment of the Earned Royalties due from sales during the preceding quarter. For any Contract Period where the Earned Royalties do not meet

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

or exceed the Minimum Guarantee, in the fourth quarterly payment for that Contract Period (such payment to be made within 30 days following the last day of the fourth calendar quarter), Licensee shall pay the additional amount required to meet the Minimum Guarantee. All payments made under this Agreement shall be in United States currency (converted from any foreign currency at the spot rate of exchange for United States Dollars as published by The Wall Street Journal in New York, NY, USA, as of the last Business Day of the quarter for which payment is being made) and shall be remitted by wire transfer of immediately available funds into such account as is designated by Goodyear. Goodyear reserves the right to reject any other form of payment. Except for money owed between the Parties under this Agreement, Licensee shall have no right to set off any money owed to Licensee by Licensors against any money owed by Licensee to Licensors hereunder.

(b)
Late Payments. If any payments due under Section 4.3 are not timely paid, Licensee shall pay interest on the amount owed at a rate of 7% per annum (or the maximum rate allowed by law if lower) from the date such amount was due until it is paid. If it becomes necessary for Goodyear to undertake legal action to collect any such payments, Licensee shall pay Licensors’ outside legal fees and costs of the action and related negotiations if the legal action undertaken results in a determination that the payments were due.

(c)	All Payments. All amounts due to Goodyear under this Agreement shall be paid by Licensee and no other entity.

(d)	[Intentionally Omitted]

ARTICLE 6

OWNERSHIP, GOODWILL AND PROTECTION OF RIGHTS

6.1
Acknowledgment. Licensee shall not at any time during the Term of this Agreement or thereafter do or permit to be done any act or thing which impairs the rights of Licensors with respect to such Licensed Marks. Licensee will not represent that it has any ownership in the Licensed Marks or in any registration of them and shall not attempt to register the Licensed Marks alone or as part of its own trademark or service mark in any jurisdiction.     Licensee will use the Licensed Marks only in the manner specified by Goodyear and this Agreement. Licensee agrees that it will not, during the Term of this Agreement or thereafter, challenge the validity or distinctiveness of the Licensed Marks. The Parties expressly intend and agree that all use of the Licensed Marks shall inure to the sole benefit of the Licensors and that Licensee shall neither acquire nor be allowed to claim any rights to the Licensed Marks. Licensee further agrees that it shall not oppose or seek to cancel any of the Licensed Marks or challenge the ownership or validity of any of the Licensed Marks in any court or agency, including, but not limited to, any trademark office in any country in the Licensed Territory.

6.2
Confusingly Similar Marks. Licensee shall not, either during or after the Term of this Agreement, use or authorize the use of any configuration, mark, name, design, logo or other designation identical or confusingly similar to any Licensed Mark. Should Licensee, during the Term or at any time thereafter, assert ownership in any mark, name, design, logo or other designation in any jurisdiction which is the same as, or confusingly similar to, any of the Licensed Marks, Licensee will, upon request by Goodyear, transfer or assign all of Licensee’s right, title, and interest that it asserts in such mark, name, design, logo or other designation, including but not limited to any registrations, to the applicable Licensor or its designee, at Licensee’s sole cost and expense.

6.3	Registrations. Licensee agrees that it shall not, on the basis of its use of the Licensed Marks, oppose or seek to cancel any registration for any of the Licensed Marks.

6.4
Modifications By Licensee. Licensee shall not develop or authorize the development of variations of the Licensed Marks or elements included within the Licensed Marks without the prior express written consent of Goodyear, which consent may be withheld in Goodyear’s sole discretion, for any or no reason. In the event that Goodyear grants the consent contemplated in this Section, any designs created shall be included in the Licensed Marks licensed hereunder, the applicable Licensor shall own all the rights in such new design, and Licensee shall execute any documents required to transfer such rights to such Licensor. All uses and rights of and to the new designs shall inure to the exclusive benefit of such Licensor and such Licensor may register and protect the same in its own name, as it deems necessary or appropriate.

6.5
Goodwill. The Parties recognize the value of the publicity and goodwill associated with the Licensed Marks and that all related rights and goodwill belong exclusively to Licensors. Licensee agrees that it shall not take any action or produce any goods, services or materials that:

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

(a)	in any way question a Licensor’s ethics or lawful practices,

(b)	reflects adversely upon a Licensor, the Licensed Products, or the Licensed Marks; or

(c)	dilutes the Licensed Marks.

ARTICLE 7

LICENSED MARKS PROTECTION

7.1	Third Party Unauthorized Use of Licensed Marks.

(a)
Notification of Unauthorized Use. Licensee shall notify Goodyear in writing of any manufacture, distribution, sale or advertisement of any product or service of the same general type or class as the Licensed Products that Licensee, in its reasonable judgment, believes may constitute an infringement upon Licensors’ rights within thirty (30) days after such manufacture, sale or advertisement has come to its attention. Licensee shall not commence, prosecute or institute any action or proceeding against any Person alleging infringement, imitation or unauthorized use of the Licensed Marks without the prior written consent of Goodyear.

(b)
Appropriate Action With Respect to the Licensed Marks other than the Goodyear Trademarks. Goodyear shall have the initial right to determine the appropriate action to be taken against any infringement, imitation (including any third-party registration or application to register) or any or other unauthorized use (“Infringement”) of the Licensed Marks other than the Goodyear Trademarks (which are addressed in Section 7.1(c) below) including whether to settle any claims or controversy arising out of such claims. Licensee shall have no claim against any Licensor for failure to bring an action for any Infringement or alleged Infringement of the Licensed Marks. If Goodyear fails, within a reasonable period of time, to take action regarding an Infringement, after providing written notice to Goodyear, Licensee may institute, maintain and direct an action to enjoin such Infringement and to recover damages, and Goodyear agrees to be named as a party to such action if required under applicable Law. Subject to the provisions of this Section 7.1(b) and Section 7.2, actions with respect to Infringement of such Licensed Marks may be commenced by a Licensor, Licensee, or, if the Parties agree, by Licensors and Licensee jointly. Any and all awards or settlements recovered in any such action or proceeding shall be divided as follows:

(i)	Each Party will recover an equal percentage of its legal expenses, up to 100% of such expenses;

(ii)
The Party(ies) who commenced the case shall recover its/their demonstrated economic damages if they exceed the combined legal expenses. If Licensor(s) and Licensee commenced the case jointly, each plaintiff will recover an equal percentage of its respective demonstrated economic loss, up to 100% of such loss; and

(iii)	Any additional awards or settlements shall be awarded to the Party(ies) who commenced the case.

(c)
Appropriate Action With Respect to the Goodyear Trademarks. Notwithstanding the provisions of Section 7.1(b), Goodyear shall have the sole right to determine the appropriate action to be taken against any Infringement of the Goodyear Trademarks, including whether to settle any claims or any controversy arising out of such claims. Goodyear shall bear the expense of any actions and shall be entitled to any and all settlements, damages or benefits received arising from such any action.

7.2	Reasonable Assistance.

(a)
Licensee agrees to provide Licensors with such reasonable assistance as Licensors may require in protecting the Licensed Marks, provided that Licensors shall reimburse Licensee’s reasonable out-of-pocket expenses.

(b)
In connection with any action regarding an Infringement commenced, maintained or directed by Licensee as permitted pursuant to Section 7.1(b), Licensors shall provide Licensee with such reasonable assistance as Licensee may request in connection with such action, provided that Licensee shall reimburse Licensors for their expenses incurred in providing such assistance.

ARTICLE 8

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

QUALITY CONTROL

8.1
Quality Requirements. Licensee warrants that the Licensee-Made Licensed Products will have performance characteristics and be of a quality equal to the Licensed Product sold by the Business as of the Effective Date. Licensee warrants that it will manufacture the Licensee-Made Licensed Products according to Licensee’s approved standard quality control and manufacturing procedures and requirements in place in each case on the date hereof, and shall meet all applicable Laws and the then current industry standards relating to such products (if such industry standards were met prior to the Effective Date). Licensee must provide written notice to Goodyear prior to the production of any new products which are to bear Licensed Marks. Any such products must also be added to the quarterly reports issued by Licensee. The Parties agree that products currently made or sold by Licensee are not “new products” under this section, and that for a Farm Tire to be a “new product” it must bear a new SKU designation (a mere redesignation of the SKU for an existing product does not, however, constitute the product a “new product” hereunder). Except to the extent consistent with the practices and policies of the Business prior to the date hereof, Licensee shall not offer for sale, advertise, promote, distribute, or use for any purpose any Licensee-Made Licensed Products or packaging that are damaged, defective, seconds, or that otherwise fail to meet the quality requirements described in this Agreement.

8.2
Product Sample Testing. Goodyear, at its reasonable discretion, may require Licensee to submit up to five samples of such Licensee-Made Licensed Products to an independent laboratory or test facility for the sole purpose of testing compliance of such Licensee Made Licensed Products with the quality standards required by this Agreement. All costs associated with any independent sampling, inspection, testing and analysis pursuant to this Section 8.2 shall be borne by Licensee and the results of all such inspections, testing, and analysis shall be submitted to Goodyear with a copy reasonably promptly delivered to Licensee. Any testing laboratory engaged by Licensors for the purposes set forth herein shall be required to enter into a confidentiality agreement with Licensee protecting the confidential and proprietary information of Licensee prior to engaging in any testing activities.

8.3
Review of Marketing Materials Incorporating Licensed Marks. Goodyear may request Licensee to provide samples of all packaging, promotional materials, and advertisements associated with the Licensee-Made Licensed Products and containing any Licensed Mark and any other information or materials containing, displaying, or used in conjunction with the Licensed Marks for Goodyear ‘s inspection and approval. Such inspection shall be restricted solely to the use of the Licensed Marks.

8.4	[Intentionally Omitted]

8.5
Quality Maintenance/Inspection of Facilities. During the Term of this Agreement, to ensure that the quality of Licensee-Made Licensed Products is being maintained in accordance with this Agreement, Licensors or their authorized representatives shall have the right to enter and inspect the facilities of Licensee or its Affiliates during reasonable hours on three Business Days’ notice.

8.6	Substandard Quality.

(a)
If the quality of any particular Licensee-Made Licensed Product falls below the requisite quality level set forth in Section 8.1, Licensee shall, upon written notice from Goodyear, have 60 days to either (i) return the quality level of such Licensee-Made Licensed Product to the requisite quality level or (ii) provide Goodyear with a plan reasonably acceptable to Goodyear to return the quality level of such Licensee-Made Licensed Product to the requisite quality level. If Licensee fails to do either (i) or (ii) within the 60 day period, then Licensee shall immediately discontinue the production, sale, distribution and marketing of such Licensee-Made Licensed Product until such time the Licensee-Made Licensed Product is brought up to the quality standards described in Section 8.1.

(b)
Without limiting the requirements of Section 8.6(a), a particular Licensee-Made Licensed Product will be deemed to have fallen below the requisite quality level set forth in Section 8.1 if returns of such Licensee-Made Licensed Product due to substandard quality exceed ****** of Licensee’s Net Sales of such Licensee-Made Licensed Product in any Contract Period (the “Return Rate”). Licensee shall promptly notify Goodyear in writing if returns of any Licensee-Made Licensed Product exceed the Return Rate.

8.7
Disposal of Substandard Products. Licensee shall destroy, and upon Goodyear ‘s written request certify such destruction in writing, all substandard Licensee-Made Licensed Products that do not meet the quality levels described in this Article 8. Notwithstanding the foregoing sentence, with the prior written consent of Goodyear, Licensee instead may dispose of

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

the substandard Licensee-Made Licensed Products at its own discretion as long as no use of or reference to the Licensed Marks is made in connection with such products. In such event, prior to disposal, Licensee must completely remove all labels, tags and marks that would identify any Licensor or any of the Licensed Marks from the substandard products to be disposed of.

8.8
Customer and Consumer Inquiries. Licensee shall, at its sole cost, establish and maintain procedures satisfactory to Goodyear for the handling of all customer and consumer complaints about quality or product warranty issues, relating to any of the Licensee-Made Licensed Products (collectively “Customer Inquiries”). Licensors may forward to Licensee for handling any and all Customer Inquiries that they receive relating to the Licensee-Made Licensed Products. Licensee shall submit to Goodyear a written quarterly report summarizing all Customer Inquiries and the manner in which they were handled.

8.9
Recalls. Licensee is solely responsible for ensuring Licensee-Made Licensed Products comply with all applicable standards of any Governmental Authority, including all costs and recall activities associated with Licensee-Made Licensed Products that do not conform to Governmental standards. In addition, Licensee shall notify Goodyear in writing immediately upon determining, or becoming aware of any Governmental Authority claiming, that any Licensee-Made Licensed Products fail to comply with any Law.

ARTICLE 9
USE OF OTHER MARKS WITH THE LICENSED MARKS

9.1
Use of Other Marks. Licensee may add the words “Made by Titan” to all molds bearing any of the Licensed Marks. Except for use of “Made by Titan” and the use of “Titan” as part of Licensee’s corporate name in conjunction with the sale of Licensed Products or as otherwise provided in this Agreement, Licensee shall not use any trademark, service mark, trade name, logo, symbol or device in combination with the Licensed Marks without the prior written consent of Goodyear, which consent may be withheld in Goodyear’s sole discretion, for any or no reason. Licensee shall not attempt to obtain or register the copyright or trademark in any artwork which contains or is derived from any of the Licensed Marks without the prior written consent of Goodyear (on behalf of the relevant Licensor), which consent may be withheld, in its sole discretion, for any or no reason. At Goodyear’s request, Licensee shall remove from any Licensed Product or associated materials bearing the Licensed Marks and under Licensee ‘s control or access, any element which Goodyear believes will harm, dilute or otherwise weaken the Licensed Marks or such Licensor ‘s reputation. Licensee shall not be required to remove any marks, or alter any Licensed Products or associated materials if such goods or materials have previously been consented to by Licensors, unless such Licensed Product or associated materials must be changed pursuant to any Law. Nothing herein is intended to prevent Licensee from complying with applicable Laws.

ARTICLE 10
INDEMNIFICATION

10.1
Indemnification of Licensors. Except as specifically provided in Section 10.2, Licensors assume no liability to Licensee or any third parties with respect to Licensee-Made Licensed Products, whether or not bearing a Licensed Mark. Licensee agrees to hold harmless, defend and indemnify Licensors and their respective Affiliates, officers, shareholders, employees and agents against third party claims, liabilities, demands, judgments or causes of action, and costs and expenses related thereto (including, but not limited to, reasonable attorneys’ fees and costs), arising out of the manufacture, distribution, advertising, use, sale or marketing of the Licensee-Made Licensed Products, whether or not bearing a Licensed Mark, or the use of the Licensed Marks, by Licensee, provided that (a) prompt written notice is given to Licensee of any suit or claim of infringement, (b) Licensee shall have the option and right to undertake and conduct the defense of any such suits or claims brought against Licensor, and (c) no settlement of any suit or claim brought by a third-party with respect to Licensee’s use of the LicenseeMade Licensed Products is made or entered into without the prior express written consent of Licensee, which consent shall not be unreasonably withheld.

10.2
Indemnification of Licensee. Goodyear agrees to hold harmless, defend and indemnify Licensee, its affiliates, officers, shareholders, employees and agents against third party claims, liabilities, demands, judgments, or causes of action and costs and expenses related thereto (including but not limited to reasonable attorneys’ fees and costs) arising out of any third-party claim alleging trademark, trade dress or copyright infringement, or unfair competition, related to Licensee ‘s use of the Licensed Marks (except for the Unregistered Marks) as expressly authorized by this Agreement. This indemnification shall not apply to actions arising out of the unauthorized use of Licensed Marks, including the use of the

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

Licensed Marks in territories that are not Licensed Territories for the products on which they are used or the application of the Licensed Marks to Licensed Products intended for sale within the Licensed Territory where application of the Licensed Marks is performed outside of the Licensed Territory.
ARTICLE 11
TERMINATION AND EXPIRATION

11.1	Licensors’ Right of Termination.

(a)
Unless otherwise provided herein, Goodyear, on behalf of the Licensors, shall have the right to terminate this Agreement if Licensee materially breaches this Agreement and Licensee fails to cure such breach or to adopt a plan reasonably designed to cure such breach within 60 days after receipt of written notice of such breach from Goodyear. Material breach includes, without limitation, any of the following:

(i)	Licensee breaches any provision in Article 8 (Quality Control) or Article 9 (Use of Other Marks with Licensed Mark);

(ii)	any Licensed Product is recalled for any reason and Licensee fails or refuses to correct the condition or defect which caused the recall;

(iii)
except under federal bankruptcy laws, Licensee files a petition in bankruptcy, is adjudicated as bankrupt or insolvent, makes an assignment for the benefit of creditors or an arrangement pursuant to any bankruptcy law, or a receiver is appointed for Licensee’s business;

(iv)	Licensee breaches its confidentiality obligations in Article 13;

(v)
Licensee sells Licensed Products outside the Licensed Territory except as allowed in Section 2.13, Section 2.16, or otherwise by this Agreement or the Purchase Agreement, the Farm Tire Supply Agreement (Colombia), or the Related Agreements; or

(vi)	Licensee ceases or threatens to cease to carry on all or any material part of its business or the Business.

(b)	Goodyear, on behalf of the Licensors, may also terminate this Agreement immediately upon notice to Licensee if Licensee undergoes a Change of Control; provided, however, that

(i)
Licensee shall notify Goodyear in writing (A) promptly after it becomes aware of any Change of Control described in Clause (1) of the definition of Change of Control hereunder or (B) not less than 60 days prior to the proposed closing date with respect to any proposed Change of Control other than a Change of Control described in such Clause (1) of the definition; and

(ii)
if Licensee provides the notice referred to in Clause (i) of this Section 11.1(b), Goodyear may exercise the termination right provided in this Section 11.1(b) within 30 days after its receipt of such notice.

(iii)
Notwithstanding anything to the contrary in this Agreement, if Licensee undergoes a Change of Control by a Person who is not a competitor of Goodyear or its Affiliates, then Goodyear on behalf of the Licensors may exercise its termination rights under Section 11.1(b) only if Goodyear also terminates all other Related Agreements.

11.2
Licensee’s Right of Termination. Licensee shall have the right to terminate this Agreement if Licensors materially breach this Agreement and fail to cure such breach, or to adopt a plan reasonably designed to cure such breach within 60 days after receipt of such notice. Material breach includes, without limitation, the following:

(a)
Except under federal bankruptcy laws, Goodyear files a petition in bankruptcy, is adjudicated as bankrupt or insolvent, makes an assignment for the benefit of creditors or an arrangement pursuant to any bankruptcy law, discontinues all or a significant portion of its business, or its business is appointed a receiver, or

(b)	Either Licensor materially breaches any of the conditions or provisions of this Agreement.

11.3	Duties Upon Termination.

(a)
Termination of this Agreement shall be without prejudice to any rights that the terminating Party may otherwise have against the other Parties. Upon termination of this Agreement by Goodyear, on behalf of Licensors, pursuant to Section 11.1(a), Licensee shall immediately discontinue the use of the Licensed Marks.

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

(b)	Upon termination of this Agreement by Goodyear, on behalf of Licensors, pursuant to Section 11.1(b) or by Licensee pursuant to Section 11.2, Licensee shall do the following:

(i)
No later than six months after such termination (the “Initial Transition Period”), Licensee shall remove and change signage, retool molds (provided that such retooled molds shall not infringe any of Licensors’ intellectual property), change and substitute promotional or advertising material in whatever medium, change stationery and packaging and take all such other steps as may be required or appropriate to cease use of the Licensed Marks, and

(ii)
No later than 18 months after such termination, Licensee shall sell-off its inventory of Licensed Products manufactured before the end of the Initial Transition Period; provided, however, if a termination pursuant to Section 11.1(b) occurs due to a Change of Control to a Competitor of Goodyear or its Affiliates, no later than 12 months after such termination, Licensee shall sell-off its inventory of Licensed Products manufactured before the effective date of termination. During such sell-off period, Licensee shall be entitled to use the Licensed Marks as authorized by this Agreement in connection with the promotion, marketing, advertising, packaging, distribution and sale of Licensed Products. Licensee may not sell molds, plates, dies or the like bearing Licensed Marks to a third party absent the express written consent of Licensor. During the sell-off period, Licensee shall pay Earned Royalties on its sales of Licensed Products.

(c)
Upon termination of this Agreement by Goodyear, on behalf of Licensors, pursuant to Section 11.1(b), Licensee shall be entitled to a refund within 60 days of the Discontinuation Date of that portion of the Pre-Paid Royalty (including, without limitation, any Pre-Paid Royalty allocated to any royalties due under the Technology Agreement) determined by multiplying the Pre-Paid Royalty by a fraction, the numerator of which is the number of calendar days remaining in the Initial Term following the Discontinuation Date and the denominator of which is the number of calendar days in the Initial Term.

For purposes of this Section 11.3(c), the Discontinuation Date shall mean that date (i) after the termination of this Agreement by Goodyear, on behalf of Licensors, under Section 11.1(b), and (ii) after which Licensee discontinues all use of the Licensed Marks including, without limitation, any use permitted under Article 11. Any payment made under this Section 11.3(c) shall be in U.S. currency and shall be remitted by wire transfer of immediately available funds into such account as is designated by Licensee.

11.4
Duties Upon Expiration; Sell-off. Effective on the expiration date of this Agreement, Licensee shall discontinue all use of the Licensed Marks; provided, however, Licensee shall have one (1) year within which to dispose of any existing inventory of the Licensed Products. Thereafter, Licensee shall promptly discontinue the sale or distribution of the Licensed Products using the Licensed Marks and shall remove the Licensed Marks (if practical) from the Licensed Products. If it is not practical to remove the Licensed Marks from the Licensed Products, Licensee shall, at Goodyear’s direction, ship to Goodyear or destroy, with written confirmation to Goodyear, all Licensee’s inventory of Licensed Products existing on the expiration date of this Agreement.

11.5
Retooling of Molds and Other Materials Upon Expiration or Termination. Following the termination or expiration of this Agreement, Licensee shall, at Licensee’s discretion, retool all molds containing the Licensed Marks, to fully remove the Licensed Marks from the molds, or ship to Goodyear all such molds. Further, Licensee shall remove the Licensed Marks from all goods in progress, designs, plates, dies, screens, and advertising/promotional materials, within 180 days after termination or expiration of this Agreement. An officer of Licensee shall certify such removal, destruction or shipment in writing to Goodyear.

11.6
Commercialization by Licensee. During the Term of this Agreement, Licensee shall diligently distribute, promote, and sell the Licensed Products, and Licensee will make and maintain adequate arrangements for the distribution of the Licensed Products throughout the entire Licensed Territory. Any determination that Licensee has failed to diligently manufacture, distribute, promote, or sell any single Licensed Product in any country within the Licensed Territory at any given time during the Term shall permit Licensors to terminate the license granted under this Agreement with respect to that Licensed Product and/or Licensed Territory.

ARTICLE 12
INJUNCTIVE AND OTHER EQUITABLE RELIEF

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

12.1
Injunctive Relief. It is expressly agreed that Licensors would suffer irreparable harm from a breach by Licensee of any of its covenants contained in this Agreement, and that remedies other than injunctive relief cannot fully compensate or adequately protect Licensors for or from such a violation. Therefore, without limiting the right of Licensors to pursue all other legal and equitable remedies available for violation of this Agreement, in the event of actual or threatened breach by Licensee of any of the provisions of this Agreement, Licensee agrees that Licensors shall be entitled to injunctive or other relief in order to enforce this Agreement or prevent any violation or continuing violation thereof without necessity of posting bond or other security, any requirements therefore being expressly waived by Licensee. Licensee agrees not to raise the defense of an adequate remedy at law in any such proceeding. Licensee acknowledges and agrees that the provisions of this Section are reasonably necessary and commensurate with the need to protect Licensors against irreparable harm and to protect their legitimate and proprietary business interests and property.

ARTICLE 13
CONFIDENTIALITY

13.1	Confidential Information.

(a)
During the term of this Agreement and for a period of seven years following the expiration or termination of this Agreement, the Parties agree not to disclose to others the subject matter of this Agreement (except to Licensee’s lenders or as required by the rules and regulations of the Securities and Exchange Commission) or any Confidential Information of the other Party without the prior written consent of the other Party.

(b)
Each of the Parties shall exercise care to prevent the disclosure of Confidential Information to any third party, using the same standard of care which it employs with its own confidential information of similar character. The Parties also shall limit internal dissemination of Confidential Information within their own organization in strict conformity with each Party’s established internal policies and procedures regarding the protection of confidential information. Each Party further agrees that it shall be liable to the other Party for unauthorized disclosures or use of Confidential Information of the other Party by any of its employees; provided, however, that the Parties shall not be liable to one another for disclosures or use of Confidential Information of the other Party by any employee of a Party who makes such disclosure or engages in such use more than ten years after the termination of the employee’s employment with such Party.

13.2
Compelled Disclosures. If a Party believes that it is legally required to disclose any Confidential Information, that Party (the “Initial Party”) will promptly notify the other Party. Unless the other Party within 10 days of receipt of that notice gives notice to the Initial Party that the other Party intends to seek a protective order or act in some other way to prevent disclosure of the information in question, the Initial Party may disclose the information without a violation of this Agreement. After giving the notice referred to in the preceding sentence, the other Party must act promptly to contest the obligation of disclosure, notify the Initial Party of its actions and give the Initial Party notice if it does not successfully contest the obligation of disclosure in time to permit the Initial Party to disclose the information without violation of Law or contempt of any Governmental Authority. If compelled to disclose any Confidential Information, the Initial Party will disclose only such Confidential Information as to which disclosure is required and will use all commercially reasonable efforts to ensure that the Confidential Information required to be disclosed is accorded confidential treatment by the person, entity or Governmental Authority to whom or to which such Confidential Information is disclosed.

13.3	Rights to Documents. Each Party acknowledges that all documents and digital materials setting forth any Confidential Information of the other Party will be and remain the property of the other Party.

13.4	Public Announcements. Subject to the terms of, and in addition to the requirements imposed by, the Confidentiality Agreement, the Parties shall:

(a)	consult with each other prior to issuing any other press release or any written public statement with respect to this Agreement or any of the Related Agreements or the contemplated transactions; and

(b)
not issue any such press release or written public statement prior to review and approval by the other Party; provided, however, that prior review and approval shall not be required if (i) in the reasonable judgment of the Party seeking to issue such release or public statement, prior review and approval would prevent the timely dissemination of such release or announcement in violation of any applicable Law or any rule, regulation or policy of any securities exchange on which the securities of such Party are traded, and (ii) the Party seeking to

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

issue such press release or public statement provides notice of the content and proposed timing thereof to the other Party, as promptly as practicable.

ARTICLE 14

WARRANTIES

14.1	Licensors’ Warranty.

(a)
Each Licensor respectively represents and warrants, severally and not jointly, that it has the full right, power, and authority to enter into and perform this Agreement, that it is not a Party to any agreement or understanding which would conflict with this Agreement, and that it owns, controls, or has previously been granted the necessary rights in and to the Licensed Marks (other than the Unregistered Marks) which enable such Licensor to grant to Licensee the rights granted herein. Each Licensor respectively further represents and warrants, severally and not jointly, that it is in, and shall remain within, compliance with all applicable Laws required for performance of its obligations under this Agreement. Except for the Licensed Marks identified in Exhibit G, each Licensor further represents that, as of the Effective Date, it is not aware of any infringements of its Licensed Marks in the Licensed Territory, and that, to the best of its knowledge, information and belief, the Licensed Marks are noninfringing.

(b)	Except as otherwise set forth in this Agreement, each Licensor:

(i)	makes no other representation or warranty, express or implied;

(ii)	assumes no liability with respect to any infringement of any patent or other right of third parties resulting from Licensee’s activities under the license granted hereby; and

(iii)
assumes no liability with regard to any claim, specious or otherwise, arising out of alleged side effects or any other alleged performance defect arising out of the use or misuse of the Licensed Products.

14.2	Licensee’s Warranty.

(a)
Licensee represents and warrants that it has the full right, power, and authority to enter into and perform this Agreement and that it is not a party to any agreement or understanding that prevents it or restrains its ability to comply with its obligations under this Agreement.

(b)
Licensee represents and warrants that, with respect to any improvements or modifications to Licensed Products after the Effective Date, prior to using the Licensed Marks on such improved or modified Licensed Products, it will own or have acquired all intellectual property rights that, to its knowledge, it requires to manufacture, promote, market, distribute, and/or sell to manufacture, promote, market, distribute, and/or sell such improved or modified Licensed Products.

(c)
Licensee represents and warrants that it is in, and shall remain within, compliance with all applicable Laws required for its conduct of the Business and its performance of its obligations under this Agreement. Before accruing any rights to use the Licensed Marks, all of Licensee’s sublicensees, Affiliates and (to the extent applicable) the Licensee Permitted Users and the Licensee Permitted Manufacturers shall be required to make (in writing) to the Licensee for the benefit of Licensors the same representations and warranties set forth in this Section 14.2(c) as the Licensee.

(d)	Except as otherwise set forth in this Agreement, none of Licensee, its sublicensees, Affiliates, or the Licensed Permitted Users:

(i)	makes any other representation or warranty, express or implied, or

(ii)	assumes any liability with respect to any infringement of any patent or other right of third parties resulting from Licensors’ activities under the license granted hereby.

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

ARTICLE 15

GOVERNING LAW; JURISDICTION; DISPUTES

15.1
Governing Law. This Agreement will be governed and construed in accordance with the substantive Laws of the State of New York, except for any Laws of that state that would require the application of the substantive Laws of a different jurisdiction.

15.2
Jurisdiction. To the extent subject matter jurisdiction exists, Licensee and Goodyear agree that any action arising out of or relating to this Agreement shall be brought in any United States District Court having jurisdiction over the Parties. Each Party irrevocably consents to the jurisdiction and venue of such courts (and of the appropriate appellate courts thereof) in any such action, claim or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court.

15.3
Requirement for Mutual Consultation. Subject to Section 12.1, in the event of a dispute between or among the Parties arising out of or in connection with this Agreement, the Parties will make every effort to resolve, promptly and in good faith, such dispute. If the dispute cannot be resolved, either Party may notify the other of the existence of a possible deadlock by sending a letter signed by management responsible for the operation of this Agreement to management of the other Party. Within 15 Business Days after receipt of that notice, management of the Parties shall arrange to meet at a mutually agreeable time and place, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If responsible management have not been successful in resolving the dispute within 90 days from the date of the first meeting, either Party may initiate an action or take such other action as is permitted under this Agreement in accordance with the time periods set out elsewhere in this Agreement, or, in each case, under any of the Related Agreements. Except as otherwise set forth herein or therein, each Party shall be responsible for its own legal fees and expenses.

15.4
Extraordinary Remedies. Notwithstanding the requirement for mutual consultation, (a) either Party may at any time initiate an action to prevent the disclosure of its Confidential Information; and (b) either Party may initiate an action in respect of any of the equitable remedies to which it is entitled.

15.5	Legal Fees and Expense. Each Party shall be responsible for its own legal fees and expenses.

ARTICLE 16

FORCE MAJEURE

16.1
Force Majeure Events. Neither Licensee nor Licensors will be liable to the other for any delay in the performance of, or failure to perform, any action required under this Agreement, whether in whole or in part, to the extent that such delay or failure is caused by any of the following causes: war; acts of terrorism; strike, work stoppage, lockout or other labor disturbance; fire; severe weather; extraordinary natural occurrence; earthquake; extraordinary governmental action (whether or not valid) or similarly extraordinary occurrences, whether foreseeable or unforeseeable (collectively, “Force Majeure”).

16.2
Duty of Affected Party. The affected Party will use its best efforts to (a) eliminate the effects of the Force Majeure as soon as possible and resume full performance hereunder and (b) perform to the fullest extent possible prior to the elimination of such effects.

16.3
Force Majeure Delay Exceeding 60 Days. If either Party’s performance under this Agreement should be prevented, delayed or impaired, whether in whole or in part, by reason of Force Majeure for a period of 60 days or more, then the other Party, by written notice to the Party affected by the Force Majeure event, may elect to do any one or more of the following: (a) suspend this Agreement, either in whole or in part, until the affected Party is able to resume full performance; or (b) terminate this Agreement by notice to the affected Party, but such right of termination, if not exercised, shall expire immediately upon the discontinuance of the event of Force Majeure.

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

ARTICLE 17

NOTICES

17.1
Notices. Notices, demands and other communications which may or are required to be given or made by either Party to the other in connection with this Agreement shall be in writing (including fax or other similar writing) and shall be deemed to have been duly given or made: (a) if sent by registered or certified mail, three days after the posting thereof with first class postage attached; (b) if sent by hand or overnight delivery, upon the delivery thereof; and (c) if sent by fax, upon confirmation of receipt of such telex or fax, in each case addressed to the respective Parties as follows:

if to Goodyear:

The Goodyear Tire & Rubber Company
1144 East Market Street
Akron, Ohio 44316-0001
Attn: Corporate Secretary
Fax No.: 330-796-7861

in each case with a copy to (which copy shall not constitute notice):

Associate General Counsel Intellectual Property
The Goodyear Tire & Rubber Company
1144 East Market Street
Akron, Ohio 44316-0001
Fax No.: 330-796-7861

and

Squire, Sanders & Dempsey L.L.P.
4900 Key Center
127 Public Square
Cleveland, Ohio 44114-1291
Attn:     Carolyn J. Buller
Cipriano S. Beredo
Fax No.: 216-479-8780

if to Licensee:

Maurice M. Taylor, Jr. Titan International, Inc.
2701 Spruce Street
Quincy, IL 62301
Fax: (217) 228-3166

in each case with a copy to (which copy shall not constitute notice):

Cheri T. Holley
General Counsel
Titan International, Inc.
2701 Spruce Street
Quincy, IL 62301
Fax: (217) 228-3040

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

with a second copy to:

Robert J. Diehl, Jr.
Bodman LLP
6th Floor at Ford Field
1901 St. Antoine Street
Detroit, MI 48226
Fax: (313) 393-7579

or to such other address and to the intention of such other Persons as may be designated from time to time by such other Party hereto by notice given in the manner provided in this section.

ATICLE 18

MISCELLANEOUS

18.1	Interpretation. In interpreting this Agreement, the following principles will apply:

(a)
All references to persons or entities in this Agreement include individuals and all legal entities, including but not limited to corporations, companies, partnerships, unincorporated associations, estates, trusts, unincorporated organizations, and governmental or quasi-governmental authorities or bodies.

(b)	All words that are singular include the plural, and a word in any one gender includes the other genders, as the context may require.

(c)	The headings and captions that appear in this Agreement have been inserted for the convenience of the reader and do not limit or in any other way affect the meaning of its terms and conditions.

18.2
Entire Agreement. This Agreement, together with the Purchase Agreement, the Related Agreements, and the documents and instruments referred to herein, contains the entire agreement made by the Parties with respect to the subject matter, superseding any and all prior or contemporaneous representations, warranties and agreements, whether oral or written.

18.3	Amendment. This Agreement may be amended or varied only by a written instrument signed by duly authorized representatives of both Parties.

18.4
Parties in Interest; Assignment. This Agreement will be binding upon, and inure to the benefit of, the Parties and their permitted successors and assigns, and nothing herein is intended to or shall confer any right, benefit or remedy on any other person or entity, except for the Affiliates of Goodyear and Licensee, which are intended beneficiaries of, and shall be entitled to enforce, this Agreement and the persons and entities entitled to indemnification hereunder, which are intended beneficiaries of, and shall be entitled in enforce, the indemnity obligations set forth herein. Licensee may not assign its rights under this Agreement or delegate performance hereunder to another person or entity without the written consent of Goodyear; provided, however, that Goodyear will be deemed to have given its consent to an assignment in connection with Licensee’s Change of Control if Goodyear fails to exercise its termination right provided in Section 11.1(b).

18.5
No Partnership. Nothing contained in this Agreement will be deemed or construed by the Parties, or by any other person or entity, to create the relationship of principal and agent, or of partnership, strategic alliance, fiduciary or joint venture.

18.6	Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

18.7
Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any rule of law or public policy, all other conditions and provisions of this Agreement shall remain in full force and effect, so long as the economic and legal substance of the transactions contemplated are not affected in a manner materially adverse to either Party. Upon any determination that any such term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated be consummated as originally contemplated to the fullest extent possible.

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

18.8	Action to be Taken by Affiliates. The Parties shall cause their respective Affiliates to comply with all the obligations that may be specified in this Agreement to be performed by such Affiliates.

18.9
Limitation on Certain Remedies. In no event will any Party hereto be responsible to any other Party for any indirect, consequential, special, punitive, exemplary or other similar losses for any reason.

18.10
Survival. Unless otherwise expressly provided herein, all of the Parties’ representations, warranties, and covenants set forth in this Agreement shall survive for the Term. Notwithstanding the foregoing,

(a)	indemnification in Article 10 shall survive the expiration or termination of this Agreement until the end of the statute of limitations period applicable to the indemnified claim;

(b)	the sell-off period in Section 11.3 shall survive six months from the expiration or termination of this Agreement;

(c)	retooling of molds in Section 11.5 shall survive 180 days from the expiration or termination of this Agreement; and

(d)	confidentiality provisions of Article 13 shall survive ten years from the expiration or termination of this Agreement.
Upon expiration of such periods, neither Party shall have any further right to indemnification relating to such representations, warranties, and covenants, provided, however, that to the extent that written notice specifically setting forth a claim for indemnification is provided with respect to an indemnifiable matter prior to the date that the representation or warranty claimed to have been breached would have expired, then such claim shall survive until its resolution.

[Remainder of page intentionally left blank. Signature page to follow.]

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first above written.

LICENSORS:

THE GOODYEAR TIRE & RUBBER COMPANY

By: /s/ Laura Thompson
(Signature)
Name: Laura Thompson
(Print)
Title: Vice President of Finance

Date: April 1, 2011

ATTEST:

 /s/ Anthony E. Miller
Assistant Secretary
LICENSEE: TITAN INTERNATIONAL, INC. By: /s/ Maurice Taylor (Signature) Name: Maurice Taylor (Print) Title: Chairman/CEO Date: April 1, 2011
GOODYEAR CANADA INC. By: /s/ Douglas S. Hamilton (Signature) Name: Douglas S. Hamilton (Print) Title: President Date: April 1, 2011
By: /s/ Caroline A. Pajot (Signature) Name: Caroline A. Pajot (Print) Title: Comptroller Date: April 1, 2011

[Signature Page to Trademark License Agreement (Americas-Goodyear Brand)]

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

Attachments:

Exhibit A-1:     Goodyear Licensed Marks

Exhibit A-2:     Goodyear Canada Licensed Marks

Exhibit A-3:     Unregistered Marks

Exhibit B:     Locations of the Business

Exhibit C:	Farm Tires [Copies of Schedules A and B from Purchase Agreement]

Exhibit D:	Deductions to Reach Net Sales

Exhibit E:     Description of ANLAS Anadolu Lastik San ve Tic AS and Alliance Tire
Company Authorizations

Exhibit F:     Sales Report Format

Exhibit G:     Marks subject to opposition proceedings

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

Exhibit A-1

Americas - GOODYEAR Brand
Owner: The Goodyear Tire & Rubber Company

Licensed Marks

***

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

Exhibit A-2

Americas - GOODYEAR Brand
Owner: Goodyear Canada, Inc.

Licensed Marks

***

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

Exhibit A-3

Americas - GOODYEAR Brand
Unregistered Marks

***

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

Exhibit B
(Americas)

Locations of the Business

The following countries together with their territories and possessions:

The United States of America
Canada
Mexico

Latin America

1. Argentina

2. Bolivia

3. Brazil

4. Chile

5. Colombia

6. Ecuador

7. Guyana

8. Paraguay

9. Peru

10. Suriname

11. Uruguay

12. Venezuela

13. Antigua and Barbuda

14. The Bahamas

15. Barbados

16. Belize

17. Costa Rica

18. Cuba

19. Dominica

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

20. Dominican Republic

21. El Salvador

22. Grenada

23. Guatemala

24. Haiti

25. Honduras

26. Jamaica

27. Nicaragua

28. Panama

29. Saint Kitts and Nevis

30. Saint Lucia

31. Saint Vincent and the Grenadines

32. Trinidad and Tobago

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

Exhibit C

Schedule A to Purchase Agreement

Tires Omitted from Sale

1.	All-Terrain Vehicle tires, more particularly described on pages 94 to 101, inclusive, of the Farm Tire Handbook, and any replacements therefore or tires similar thereto.

2.	Golf Car Tires, more particularly described on page 102 of the Farm Tire Handbook, and any replacements therefore or tires similar thereto.

3.	Tires for the Hummer, more particularly described below, and any replacements therefore, or tires similar thereto:

Product Code         Size     Description
309-552-321-00000        36-1250-165C        WRL RT II BL NYTL (Bias Hummer Tire)

4.	Tires for the rubber track assembly more particularly described below and any replacements therefore or similar tires thereto:

Product Code        Size            Description

705-005-010            17.5/95D16        10 Trackman CG TL

705-004-010            10.5/95D16        10 Trackman CG TL

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

Schedule B Additional Tires

FARM SKU's NOT INCLUDED IN THE 2003 FARM HANDBOOK

Brand	Region	Industry Cod	Tire Type	Commercial Name	Size	Euro/Lat Code	Manufacturing	In 2003 Farm Handbook
GOODYEAR	LAT	I1	Rib Tread	ALL SERVICE	6.50-16	B0004	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	R3	Drive Wheel, Shallow Tread	ALL WEATHER	13.6-16.1	600131	Outsourced Titan	Not included in 2003 farm databook
GOODYEAR	LAT	R3	Drive Wheel, Shallow Tread	ALL WEATHER	23.1-30	F0028	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	R3	Drive Wheel, Shallow Tread	ALL WEATHER	560/80D26	F0678	Colombia	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	AM IMPLEMENT	10.0/75-15.3	600467	Poland	Not included in 2003 farm databook
FULDA	EMEA	I1	Rib Tread	AM IMPLEMENT	10.0/75-15.3	600471	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	AM IMPLEMENT	10.0/80-12	600461	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	AM IMPLEMENT	10.5/80-18	600141	Poland	Not included in 2003 farm databook
FULDA	EMEA	I1	Rib Tread	AM IMPLEMENT	10.5/80-18	600521	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	AM IMPLEMENT	11.5/80-15.3	600476	Poland	Not included in 2003 farm databook
FULDA	EMEA	I1	Rib Tread	AM IMPLEMENT	11.5/80-15.3	600479	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	AM IMPLEMENT	12.5/80-15.3	606481	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	AM IMPLEMENT	12.5/80-18	601456	Poland	Not included in 2003 farm databook
FULDA	EMEA	I1	Rib Tread	AM IMPLEMENT	12.5/80-18	601457	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	AM IMPLEMENT	13.0/65-18	600130	Poland	Not included in 2003 farm databook
FULDA	EMEA	I1	Rib Tread	AM IMPLEMENT	13.0/65-18	600514	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	AM IMPLEMENT	15.0/55-17	600135	Poland	Not included in 2003 farm databook
FULDA	EMEA	I1	Rib Tread	AM IMPLEMENT	15.0/55-17	600517	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	AM IMPLEMENT	19.0/45-17	602166	Poland	Not included in 2003 farm databook
FULDA	EMEA	I1	Rib Tread	AM IMPLEMENT	19.0/45-17	606586	Poland	Not included in 2003 farm databook
FULDA	EMEA	I1	Rib Tread	AM IMPLEMENT	6.00-16	600499	Poland	Not included in 2003 farm databook
FULDA	EMEA	I1	Rib Tread	AM IMPLEMENT	6.50-16	600503	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	AM IMPLEMENT	7.00-12	600087	Poland	Not included in 2003 farm databook
FULDA	EMEA	I1	Rib Tread	AM IMPLEMENT	7.50-16	600507	Poland	Not included in 2003 farm databook
FULDA	EMEA	F2	Agricultural Multiple-Rib Tread	AS FRONT	4.00-15SL	600463	Outsourced Anlas	Not included in 2003 farm databook
FULDA	EMEA	F2	Agricultural Multiple-Rib Tread	AS FRONT	4.00-16	600487	Outsourced Anlas	Not included in 2003 farm databook
FULDA	EMEA	F2	Agricultural Multiple-Rib Tread	AS FRONT	4.50-16SL	600489	Outsourced Anlas	Not included in 2003 farm databook
FULDA	EMEA	F2	Agricultural Multiple-Rib Tread	AS FRONT	5.50-16	600491	Outsourced Anlas	Not included in 2003 farm databook
FULDA	EMEA	F2	Agricultural Multiple-Rib Tread	AS FRONT	6.00-16	600498	Outsourced Anlas	Not included in 2003 farm databook
FULDA	EMEA	F2	Agricultural Multiple-Rib Tread	AS FRONT	6.00-19	601895	Outsourced Anlas	Not included in 2003 farm databook
FULDA	EMEA	F2	Agricultural Multiple-Rib Tread	AS FRONT	6.50-16	600502	Outsourced Anlas	Not included in 2003 farm databook
FULDA	EMEA	F2	Agricultural Multiple-Rib Tread	AS FRONT	6.50-20	600530	Poland	Not included in 2003 farm databook
FULDA	EMEA	F2	Agricultural Multiple-Rib Tread	AS FRONT	7.50-16	600504	Outsourced Anlas	Not included in 2003 farm databook
FULDA	EMEA	F2	Agricultural Multiple-Rib Tread	AS FRONT	7.50-20	600531	Poland	Not included in 2003 farm databook
FULDA	EMEA	R1	Drive Wheel, Regular Tread	AS PIONIER	11.2-24	600541	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1	Drive Wheel, Regular Tread	AS PIONIER	11.2-28	600560	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1	Drive Wheel, Regular Tread	AS PIONIER	12.4-28	600563	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1	Drive Wheel, Regular Tread	AS PIONIER	12.4-32	600600	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1	Drive Wheel, Regular Tread	AS PIONIER	13.6-28	600997	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1	Drive Wheel, Regular Tread	AS PIONIER	13.6-36	601897	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1	Drive Wheel, Regular Tread	AS PIONIER	14.9-28	600570	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1	Drive Wheel, Regular Tread	AS PIONIER	14.9-30	600577	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1	Drive Wheel, Regular Tread	AS PIONIER	16.9-30	600582	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1	Drive Wheel, Regular Tread	AS PIONIER	18.4-30	600591	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1	Drive Wheel, Regular Tread	AS PIONIER	9.5-24	600540	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1	Drive Wheel, Regular Tread	AS PIONIER	9.5-32	600598	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1	Drive Wheel, Regular Tread	AS PIONIER	9.5-36	600613	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	11.2R24	605745	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	11.2R28	605746	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	12.4R24	600544	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	12.4R28	605747	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	13.6R24	600546	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	13.6R28	601512	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	13.6R36	600615	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	13.6R38	600617	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	14.9R24	601511	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	14.9R28	600571	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	16.9R28	601513	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	16.9R30	600584	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	16.9R34	600605	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	16.9R38	600619	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	18.4R34	605748	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	18.4R38	600625	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL	20.8R38	601514	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 65	480/65R24	607291	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 65	480/65R28	607290	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 65	540/65R28	607289	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 65	540/65R30	607286	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 65	600/65R38	607288	Outsourced Alliance	Not included in 2003 farm databook

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 65	650/65R38	607287	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 70	320/70R24	601548	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 70	360/70R28	601551	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 70	380/70R24	601407	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 70	380/70R28	601408	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 70	420/70R24	601549	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 70	420/70R28	601409	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 70	480/70R24	601550	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 70	480/70R28	601410	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 70	480/70R30	601799	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 70	480/70R34	601800	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 70	480/70R38	601411	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 70	520/70R34	601801	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 70	520/70R38	601802	Outsourced Alliance	Not included in 2003 farm databook
FULDA	EMEA	R1W	Drive Wheel, Wet Traction Tread	AS PIONIER RADIAL 70	580/70R38	601412	Outsourced Alliance	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	DT195	12.4-28	606401	India GY	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	DT195	18.4-30	606390	India GY	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	DT195	13.6-28	F0715	India GY	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	DT810	420/70R30	600240	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	DT820	620/75R34	600611	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	DT820	750/65R26	600355	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	DT822	650/75R32	601438	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	DT822	800/65R32	601566	Amiens	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	DYNA RIB	6.00-16	B0010	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	DYNA RIB	6.50-16	B0012	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	DYNA RIB	7.50-18	B0145	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	DYNA RIB	7.50-20	B0022	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	DYNA TORQUE II	11.2-24	F0105	Sao Paulo/Colombia	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	DYNA TORQUE II	11.2-28	F0106	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	DYNA TORQUE II	12.4-24	F0108	Sao Paulo/Colombia	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	DYNA TORQUE II	12.4-28	F0111	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	DYNA TORQUE II	12.4-36	F0112	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	DYNA TORQUE II	14.9-38	601826	South Africa	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	Dyna Torque II	14.9-38	601826	South Africa	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	DYNA TORQUE II	15.5-38	F0120	Colombia/South Africa	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	DYNA TORQUE III	15.5-38	F0637	Colombia	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	DYNA TORQUE III	23.1-26	F0307	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	DYNA TORQUE III	23.1-30	F0306	Sao Paulo/Colombia	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	DYNA TORQUE III	24.5-32	F0311	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	FRONT RIB	5.00-16	600490	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	FRONT RIB	5.50-16	600490	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	FRONT RIB	6.00-16	600496	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	FRONT RIB	6.50-16	600500	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	FRONT RIB	7.50-16	600683	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	FRONT RIB	7.50-18	600136	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	FS24	340/65R18	601189	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	FS24	400/70R20	601866	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	HARVEST TORQUE	30.5L-32	606846	Outsourced Titan	Not included in 2003 farm databook
GOODYEAR	LAT	I1	Rib Tread RIB TREAD	IMPLEMENT	11.25-28	F0197	Colombia	Not included in 2003 farm databook
GOODYEAR	LAT	I1	Rib Tread	IMPLEMENTO RAYADA	11.00-16	B0032	Colombia	Not included in 2003 farm databook
GOODYEAR	LAT	I1	Rib Tread	IMPLEMENTO RAYADA	6.00-16	B0029	Sao Paulo/Peru	Not included in 2003 farm databook
GOODYEAR	EMEA	I3	Traction Tread	INDUSTRIAL IMPLEMENT	16.5/85-28	600757	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	INDUSTRIAL RIB	400/60-15.5	606501	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	INDUSTRIAL SURE GRIP	14.9-24	601242	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	INDUSTRIAL SURE GRIP	16.9-24	607328	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	INDUSTRIAL SURE GRIP	16.9-30	600244	Turkey	Not included in 2003 farm databook
GOODYEAR	LAT	R4	Drive Wheel, Industrial Tractor Tread	INDUSTRIAL SURE GRIP	18.4-26	F0332	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	INDUSTRIAL SURE GRIP	16.9-28	601034	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	INDUSTRIAL SURE GRIP	16.9-34	605370	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT510	445/70R24	600730	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT520	320/80R18	604943	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT520	340/80R20	601606	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT520	400/70R18	604944	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT520	400/70R20	601436	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT520	400/80R24	605233	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT520	420/75R20	601568	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT520	440/80R28	601677	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT520	500/70R28	605822	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT530	320/80R18	604791	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT530	400/70R24	600855	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT530	405/70R18	608108	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT530	405/70R20	608106	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT530	440/80R24	605350	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT530	440/80R28	601567	Amiens	Not included in 2003 farm databook

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT530	500/70R28	605650	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	IT620T	460/70R24	608128	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	MOHAWK	10.5/80-15.3	602186	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	250/85R24	607479	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	280/85R20	607477	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	280/85R24	605931	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	280/85R28	606079	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	320/85R24	605793	Amiens/Turkey/Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	320/85R28	606077	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	320/85R36	607292	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	340/85R24	605795	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	340/85R28	605882	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	340/85R36	607316	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	340/85R38	605844	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	380/85R24	605797	Amiens	Not included in 2003 farm databook
GOODYEAR	LAT	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	380/85R24	F0618	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	380/85R28	605780	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	380/85R30	606146	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	420/85R24	605880	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	420/85R28	605390	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	420/85R30	605884	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	420/85R34	605799	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	420/85R38	605811	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	460/85R26	607481	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	460/85R30	605848	Amiens/Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	460/85R34	605842	Amiens/Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	460/85R38	605782	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	460/85R42	606358	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	520/85R38	605680	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	520/85R42	605846	Amiens	Not included in 2003 farm databook
GOODYEAR	LAT	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT806	520/85R42	F0721	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT812	200/70R16	604730	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT812	240/70R16	604731	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT812	260/70R16	606106	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT812	260/70R20	606109	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT812	280/70R16	606107	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT812	280/70R18	606108	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT812	280/70R20	604732	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT812	320/70R20	604229	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT812	480/70R30	602066	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT812	480/70R34	602068	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT812	480/70R38	602070	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT812	520/70R34	602069	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT812	520/70R38	601926	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT812	620/70R42	603286	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	240/65R16	604226	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	260/65R16	604227	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	280/65R16	604210	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	300/65R16	604137	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	300/65R18	604136	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	340/65R18	604204	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	340/65R20	604211	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	420/65R20	604196	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	420/65R24	603813	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	440/65R20	604203	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	440/65R24	603776	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	440/65R28	603902	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	480/65R24	603837	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	480/65R28	603841	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	540/65R24	603780	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	540/65R28	603926	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	540/65R30	604028	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	540/65R38	603814	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	600/65R34	603901	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	600/65R38	603783	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	650/65R38	603927	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818	650/65R42	603898	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818 HIGH SPE	440/65R24	608664	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818 HIGH SPE	440/65R28	608656	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818 HIGH SPE	480/65R24	608662	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818 HIGH SPE	480/65R28	608648	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818 HIGH SPE	540/65R24	608658	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818 HIGH SPE	540/65R28	608646	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818 HIGH SPE	540/65R30	608644	Amiens	Not included in 2003 farm databook

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818 HIGH SPE	540/65R34	608654	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818 HIGH SPE	540/65R38	608650	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818 HIGH SPE	600/65R34	608652	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818 HIGH SPE	600/65R38	608642	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818 HIGH SPE	650/65R38	608640	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT818 HIGH SPE	650/65R42	608638	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	600/65R28	603842	Amiens	Not included in 2003 farm databook
GOODYEAR	LAT	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	600/65R28	F0513	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	600/70R30	606356	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	620/70R28	604161	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	620/75R26	605600	Amiens	Not included in 2003 farm databook
GOODYEAR	LAT	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	620/75R26	F0720	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	620/75R30	608257	Outsourced Titan	Not included in 2003 farm databook
GOODYEAR	LAT	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	620/75R30	F0756	Amiens	Not included in 2003 farm databook
GOODYEAR	LAT	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	650/75R32	F0705	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	650/75R34	F0718	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	650/75R38	605300	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	650/85R38	604167	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	710/70R38	605741	Amiens	Not included in 2003 farm databook
GOODYEAR	LAT	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	710/70R38	F0563	Outsourced Titan/Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	710/70R42	605520	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT824	710/75R34	606416	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT830	710/65R30	606360	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT830	750/50R26	605533	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT830	750/55R26	604156	Amiens	Not included in 2003 farm databook
GOODYEAR	LAT	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT830	800/65R32	F0648	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT830	800/70R32	606966	Amiens	Not included in 2003 farm databook
GOODYEAR	LAT	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT830	800/70R38	F0606	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT830	800/75R32	606886	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC DT830	900/50R42	605620	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC R+	540/65R28	607336	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC R+	540/65R30	608717	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC R+	540/75R28	606946	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC R+	600/70R28	608986	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC R+	600/70R30	607344	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC R+	620/75R30	607340	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC R+	650/65R34	607346	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC R+	650/75R34	606736	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC R+	650/75R38	607338	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC R+	650/85R38	607342	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC R+	710/65R30	608719	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC R+	710/70R42	608626	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC R+	710/75R42	607256	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	OPTITRAC R+	800/70R38	608636	Amiens	Not included in 2003 farm databook
GOODYEAR	LAT	I1	Rib Tread	PAPALEGUAS G8	7.50-18	B0174	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	POWER TORQUE	13.6-38	F0186	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	POWER TORQUE	14.9-28	F0188	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	POWER TORQUE	16.9-28	F0677	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	POWER TORQUE	18.4-26	F0189	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	POWER TORQUE	18.4-38	601476	South Africa	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	POWER TORQUE	20.8-38	601478	South Africa	Not included in 2003 farm databook
FULDA	EMEA	I1	Rib Tread	RADIAL IMPLEMENT	340/65R18	601194	Turkey	Not included in 2003 farm databook
GOODYEAR	LAT	I1	Rib Tread	RAIADO MAQUINAS AGRIGO	7.50-16	B0068	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	RIB TRACTOR	6.00-16	B0198	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	RIB TRACTOR	7.50-16	B0182	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	RIB TRACTOR	7.50-18	B0196	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	RIB TRACTOR	9.00-16	B0199	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	HF-1	Shallow Tread	SOFT TRAC	38X14.00-20	650148	Outsourced Titan	Not included in 2003 farm databook
GOODYEAR	EMEA	I2	Moderate Traction Tread	SOFT TRAC 2	21.5L16.1	600696	Outsourced Titan	Not included in 2003 farm databook
GOODYEAR	LAT	R2	Cane & Rice Tread	SPECIAL SURE GRIP TD-8	13.6-38	F0216	Colombia	Not included in 2003 farm databook
GOODYEAR	LAT	R2	Cane & Rice Tread	SPECIAL SURE GRIP TD-8	23.1-34	F0597	Colombia	Not included in 2003 farm databook
GOODYEAR	LAT	R2	Cane & Rice Tread	SUPER ARROCERO TD-8	18.4-34	F0225	Colombia	Not included in 2003 farm databook
GOODYEAR	LAT	R2	Cane & Rice Tread	SUPER ARROZEIRO	23.1-26	F0228	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	SUPER CUARTEADORA	9.5-24	F0232	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	SUPER FLOTATION	10.5/65-16	606482	Poland	Not included in 2003 farm databook
GOODYEAR	LAT	I1	Rib Tread	SUPER FLOTATION	10.5/80-18	B0041	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	I1	Rib Tread	SUPER FLOTATION	13.0/65-18	600146	Poland	Not included in 2003 farm databook
GOODYEAR	LAT	HF-2	Regular Lug Tread	SUPER FLOTATION	400/60-15.5	B0125	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	HF-2	Regular Lug Tread	SUPER FLOTATION	500/60-22.5	F0546	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	HF-2	Regular Lug Tread	SUPER FLOTATION	600/50-22.5	F0547	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	HF-2	Regular Lug Tread	SUPER FLOTATION	710/40-22.5	F0548	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	HF-2	Regular Lug Tread	SUPER FLOTATION 2	400/60-15.5	B0179	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	SUPER GUIA	5.00-15	B0048	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	SUPER GUIA	7.50-16	B0045	Peru	Not included in 2003 farm databook

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	SUPER LAMEIRO	12.4-38	F0245	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	SUPER RIB	10.00-16	600121	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	SUPER RIB	11.00-16	600126	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	SUPER RIB	4.00-15	600091	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	SUPER RIB	4.00-19	600149	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	SUPER RIB	5.00-15	600092	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	SUPER RIB	5.50-16	600106	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	SUPER RIB	6.00-16	600107	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	SUPER RIB	6.00-19	600150	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	SUPER RIB	6.50-16	600110	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	SUPER RIB	6.50-20	600152	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	SUPER RIB	7.50-16	600113	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	SUPER RIB	7.50-18	600138	Outsourced Anlas	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	SUPER RIB	7.50-20	600706	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	F2	Agricultural Multiple-Rib Tread	SUPER RIB	9.00-16	600119	Poland	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	SUPER RIB TRACTOR	7.50-16	B0051	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	SUPER RIB TRACTOR	9.00-16	B0053	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	SUPER TRACCION SEGURA	14.9-28	F0527	Colombia	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	SUPER TRACCION SEGURA	16.9-30	F0261	Colombia	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	SUPER TRACCION SEGURA	18.4-38	F0266	Colombia	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SUPER TRACTION	7.50-16	600985	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SUPER TRACTION	7.50-18	600990	Poland	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	SUPER TRACTION RADIAL	11.2R20	600154	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	SUPER TRACTION RADIAL	14.9R26	600198	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	SUPER TRACTION RADIAL	15.5R38	600289	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	SUPER TRACTION RADIAL	16.9R24	600192	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1W	Drive Wheel, Wet Traction Tread	SUPER TRACTION RADIAL	9.5R24	600167	Amiens	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	11.2-24	600339	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	11.2-28	600335	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	12.4-24	600543	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	12.4-28	600561	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	12.4-32	600341	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	12.4-36	600341	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	13.6-28	600340	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	13.6-36	601153	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	13.6-38	600338	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	14.9-24	600912	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	14.9-28	600336	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	14.9-30	600574	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	16.9-30	600578	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	18.4-30	601003	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	8.3-24	600163	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	9.5-20	600707	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	SURE GRIP ALL SERVICE	9.5-24	600165	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	SURE GRIP HAULAGE	16.9-28	601852	South Africa	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	SURE GRIP HAULAGE	18.4-34	601853	South Africa	Not included in 2003 farm databook
GOODYEAR	EMEA	I3	Traction Tread	SURE GRIP IMPLEMENT	16.0/70-20	600159	Sao Paulo/Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	I4	Traction Tread	SURE GRIP IMPLEMENT	16.5/85-28	601291	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	SURE GRIP INDUSTRIAL TR	16.9-28	600849	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	SURE GRIP INDUSTRIAL TR	16.9-30	605840	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	SURE GRIP INDUSTRIAL TR	18.4-26	603746	India GY	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	SURE GRIP LUG	10.5/80-18	600140	Poland	Not included in 2003 farm databook
GOODYEAR	LAT	I3	Traction Tread	SURE GRIP LUG	10.5/80-18	B0056	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	I3	Traction Tread	SURE GRIP LUG	12.5/80-18	608097	Poland/Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	SURE GRIP LUG	16.0/70-20	600534	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	SURE GRIP LUG	18.4-30	600249	Turkey	Not included in 2003 farm databook
GOODYEAR	EMEA	HF-2	Regular Lug Tread	SURE GRIP LUG	27X10.50-15	650067	Outsourced Titan	Not included in 2003 farm databook
GOODYEAR	EMEA	HF-2	Regular Lug Tread	SURE GRIP LUG	27X8.50-15	650065	Outsourced Titan	Not included in 2003 farm databook
GOODYEAR	EMEA	R4	Drive Wheel, Industrial Tractor Tread	SURE GRIP LUG	500/60-22.5	600326	Outsourced Alliance	Not included in 2003 farm databook
GOODYEAR	EMEA	I3	Traction Tread	SURE GRIP TRACTION IMPL	8.25-16	600508	Poland	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	TORQUE GRIP	14.9-24	F0288	Colombia	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	TORQUE GRIP	18.4-26	601855	South Africa	Not included in 2003 farm databook
GOODYEAR	EMEA	I3	Traction Tread	TRACTION IMPLEMENT	550/60-22.5	600538	Outsourced Alliance	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	TRACTION SURE GRIP	13.6-24	600175	South Africa	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	TRACTION SURE GRIP	16.9-34	601472	South Africa	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	TRACTION SURE GRIP	18.4-26	601239	Turkey	Not included in 2003 farm databook
GOODYEAR	LAT	LS-2	Intermediate Tread	TRACTOCANERA L/F	23.1-26	F0552	Colombia	Not included in 2003 farm databook
GOODYEAR	LAT	R1	Drive Wheel, Regular Tread	TRACTOR CULTIVADORA	13.6-38	F0293	Colombia	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	TRIPLE GUIA TRACTOR	7.50-16	B0061	Peru	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	TRIPLE GUIA TRACTOR	7.50-18	B0062	Peru	Not included in 2003 farm databook
GOODYEAR	LAT	F2	Agricultural Multiple-Rib Tread	TRIPLO RAIADO	5.50-16	B0148	Sao Paulo	Not included in 2003 farm databook
GOODYEAR	EMEA	R1	Drive Wheel, Regular Tread	ULTRA TORQUE RADIAL	420/90R30	606156	Outsourced Titan	Not included in 2003 farm databook
GOODYEAR	EMEA	HF-2	Regular Lug Tread	XTRA TRACTION	29X12.50-15	650110	Outsourced Titan	Not included in 2003 farm databook

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

EXHIBIT D

DEDUCTIONS TO REACH NET SALES

******

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

EXHIBIT E

DESCRIPTION OF ANLAS ANADOLU LASTIK SAN ve TIC AS and
ALLIANCE TIRE COMPANY AUTHORIZATIONS

Agreement, undated, between Goodyear Lastikleri TAS and Anlas Anadolu Lastik San ve TIC AS, as amended, under which Anlas makes bias front farm tires for Goodyear

Offtake Agreement, dated August 20, 2003, between Goodyear Dunlop Tires Germany GmbH and Alliance Tire Company, under which Alliance makes various tires for Goodyear, including farm tires

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

EXHIBIT F

SALES AND ROYALTY REPORT FORM-SUMMARY PAGE

To:

From:	(LICENSEES)	_________________
Equity:	(LICENSOR)	_________________
Quarter:	From:	_________________

Royalty Report Summary by Page Number and Country	Total Net Sales	Units Sold

$

Page# [     ]
(Summary of each Royalty Report page)

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

EXHIBIT F

SALES AND ROYALTY REPORT FORM

To:

From:	(Licensee)
Equity:	(Licensor)
Quarter:	From:

						Net	Total
	Item No.	Product Description	Units	Gross	Discounts/	Unit Price	Sales
Country	SKU	including scale or size if applicable	Sold	Unit Price	Deductions	(B)-(C)	(A) x (D)
			(A)	(B)	(C)	(D)	(E)

				Totals:		USD $

					Less Offset	Credits	$________

$________

This Royalty Report is certified to be true and correct by the above named Licensee

		Name: _________________________			Signature: _________________

		Title: _________________________			Date: _________________

Page # [ ]
(Use Separate Page for Each Royalty Rate and Territory)
*We need subtotals by country.

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

Exhibit G

Americas - GOODYEAR Brand

******

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.